UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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American Resources Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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American Resources Corporation

Notice of Annual Meeting of Shareholders to be held on

June 28, 2022 and Proxy Statement

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May 4, 2022

Dear Fellow Shareholders:

The past two years have truly been historic as the global COVID-19 pandemic has stress-tested companies of all sizes and all industries.  That being said, American Resources rose to the occasion, and we continued to position our platform to be the premier provider of resources and raw materials to a transitioning economy. Whether for traditional infrastructure, or the advancement of electrified vehicles and cleaner, renewable energy, the dependence on critical and rare earth minerals and advanced carbon products is growing in a big way.  Our innovative platform, our extensive asset base, including revolutionary IP, and a shared vision amongst our team and partners, puts us in a tremendous position to support the growth of this exciting movement.

We are fully committed to leading the way in bringing scalable, low-cost, and the most environmentally safe methods to supplying these essential and increasingly important raw materials to our domestic supply chain.  In doing so, we are first addressing our sustainability challenges and will be the first domestic producer of isolated and high-purity critical and rare earth minerals from end-of-life products.  Having the ability to recycle products like permanent magnets, essential in high-efficiency EV motors, and lithium-ion batteries to recover all the high-value minerals at a quality where they can be directly used in the manufacturing of new products is a key differentiator of our process.

Our commitment to bring solutions to our planet, our supply chain, and to create value for all of you is second to none.

We are pleased to invite you to attend this year’s annual shareholder meeting, which is scheduled to be held on June 28, 2022, at 10:30 AM Eastern Time.

Only shareholders of record at the close of business on May 6, 2022, or their proxy holders, may vote at the meeting. Attendance at the meeting is limited to shareholders or their proxy holders and American Resources Corporation guests. Only our shareholders or their valid proxy holders may address the meeting.

Please review the proxy card for the instructions on how you can vote your shares over the internet, by telephone or by mail. It is important that all American Resources Corporation shareholders, regardless of the number of shares owned, participate in the affairs of the Company.

Your vote is very important to us – participate in the future of American Resources Corporation and exercise your shareholder right by voting your shares right away.

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Notice of Annual Meeting of Shareholders

You are cordially invited to attend the 2022 Annual Meeting of Shareholders of American Resources Corporation (herein referred to as the “Company,” “American Resources,” “us,” “our,” and “we”). This is your notice for the meeting. We will again be conducting our Annual Meeting of Shareholders (“Annual Meeting”) solely in a virtual format, on the below date and time, via live audio webcast. You or your proxyholder may participate, vote at the Annual Meeting by first registering at https://www.viewproxy.com/arec/2022/htype.asp.  You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting.

We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. We are committed to ensuring, to the extent possible, that shareholders will be afforded the ability to participate at the virtual meeting similarly to how they would participate at an in-person meeting. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the company and our stockholders time and money, especially as physical attendance at meetings has dwindled. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management. During the live Q&A session of the Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits.

Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.

If you are a registered holder, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or Proxy Card.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2022 annual meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://www.viewproxy.com/arec/2022/htype.asp.   On the day of the annual meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

TIME AND DATE

10:30 AM (Eastern Time) on June 28, 2022

RECORD DATE

Shareholders as of May 6, 2022, are entitled to vote at the meeting.

LOCATION

To attend the Annual Meeting register at https://www.viewproxy.com/arec/2022/htype.asp.

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ITEMS OF BUSINESS

•	To elect the five nominees named in the Proxy Statement as directors to hold office until the 2023 Annual Meeting of Shareholders;

•	To approve BF Borgers CPA PC as our independent registered public accounting firm for the fiscal 2022; and

•	Shareholders will also transact such other business as may properly come before the annual meeting of shareholders to be held on June 28, 2022 (the "Annual Meeting"), or any adjournment or postponement thereof.

VOTING

Our Board of Directors is soliciting proxies to be voted at the Annual Meeting of Shareholders. Each share entitles the holder to one vote. You may vote either by attending the virtual meeting online or by proxy. For specific voting information, please see “Frequently Asked Questions About Voting” beginning on page 1 of the Proxy Statement that follows. Whether or not you plan to attend the virtual meeting, we hope you will vote as soon as possible.

You may vote by proxy over the Internet at  www.FCRvote.com/AREC,  by toll-free telephone at  1 (866) 402-3905, or, if you requested and received paper copies of the proxy materials, you can also vote by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone or by written proxy or voting instruction card will ensure your representation at the meeting regardless of whether you attend the virtual meeting.

There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 10:15 AM  ET on June 28, 2022,  the day of the meeting, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 1 (866) 612-8937.

In accordance with the Securities and Exchange Commission’s “notice and access” model, we are providing our Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 to you online with paper copies available, free of charge, upon request. On or about May [  ], 2022, we will begin mailing a Notice of Internet Availability of Proxy Materials detailing how to access the proxy materials electronically and how to submit your proxy via the Internet. The Notice of Internet Availability of Proxy Materials also provides instructions on how to request and obtain paper copies of the proxy materials and proxy card or voting instruction form, as applicable. We believe this process provides our shareholders with a convenient way to access the proxy materials and submit their proxies online, while allowing us to reduce our environmental impact as well as the costs of printing and distribution.

Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting as your proxy is revocable at your option.  Whether or not you participate in the Annual Meeting, it is important that your shares be part of the voting process.

YOUR VOTE IS VERY IMPORTANT. Even if you plan to attend the Annual Meeting, please cast your vote as soon as possible. Make sure to have you proxy card and VIF in hand.

Thank you for your continued interest in American Resources Corporation.

Sincerely,

Mark C. Jensen

Chairman and Chief Executive Officer

May 4, 2022

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be Held on June 28, 2022:

The notice of Annual Meeting of Shareholders, Proxy Statement and 2021 Annual Report to Shareholders are available electronically at http://viewproxy.com/AREC/2022.

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American Resources Corporation

12115 Visionary Way, Suite 174

Fishers, Indiana 46038

(317) 855-9926

www.AmericanResourcesCorp.com

Proxy Statement

FREQUENTLY ASKED QUESTIONS ABOUT VOTING

Where is the Annual Meeting?

The Annual Meeting will be completely virtual.  Shareholders can attend the virtual Annual Meeting by registering at  https://www.viewproxy.com/arec/2022/htype.asp.

Why is the Annual Meeting a virtual meeting?

We have decided to hold our Annual Meeting virtually as we continue to be sensitive to the public health impact of the COVID-19 pandemic and travel concerns of our shareholders and employees and the protocols that federal, state and local governments may impose. We believe that hosting a virtual meeting will enable greater shareholder attendance and participation from any location around the world.

On what am I voting?

Who may vote?

Shareholders recorded in our stock register at the close of business on May 6, 2022 may vote at the meeting. As of that date, there were 65,742,185 shares of our common stock outstanding.

How many votes do I have?

You have one vote for each share of our common stock you owned as of the record date for the meeting.

How do I vote?

Our proxy materials are available to shareholders on the Internet and by mail.  You may read, print and download our 2021 Annual Report on Form 10-K, Proxy Statement and proxy card at http://www.proxyvote.com. On an ongoing basis, shareholders may request to receive proxy materials in printed form by mail or electronically by e- mail. You may vote your shares by the Internet at www.FCRvote.com/AREC, by regular mail or by attending the virtual meeting. Each of these voting options is described in the Notice of Availability of Proxy Materials (the “Notice of Availability” or “Notice”) and the proxy card.

To ensure that your vote is counted at the meeting, regardless of whether you plan to attend the meeting virtually, you should vote by using the Internet voting option on your proxy card or mailing in your proxy card to American Resources’ address shown above. If you return an executed proxy card without marking your instructions, your executed proxy card will be voted in accordance with the recommendations of the board of directors (the “Board” or “Board of Directors”). If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, your shares will be voted per your instructions.

What are the Board of Director’s recommendations?

The Board of Director’s recommendations are set forth together with the description of each item in this Proxy Statement. In summary, the Board of Directors and the Audit Committee recommend a vote as follows:

•	FOR the election of the five nominees named in this Proxy Statement as directors.
•	FOR the ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm for the fiscal 2022.

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If any other matters properly come before the Annual Meeting, we will vote the shares in accordance with our best judgment and discretion.

What if I change my mind after I have voted?

You may revoke your proxy before it is voted by:

•	submitting a new proxy card with a later date;

•	voting at the virtual meeting; or

•	giving written notice to the Corporate Secretary at American Resources’ address shown above.

Will my shares be voted if I do not provide my proxy and don’t attend the Annual Meeting?

 If you do not provide a proxy or vote your shares held in your name, your shares will not be voted. If you hold your shares in street name, your broker may be able to vote your shares for certain “routine” matters even if you do not provide the broker with voting instructions. However, the proposal to elect directors is not considered routine. As a result, no broker may vote your shares on the proposal to elect directors without your specific instructions.

How do I attend the virtual meeting?

To attend and participate in the Annual Meeting, shareholders will need to access the live audio webcast of the meeting. To do so, shareholders of record will need to visit https://www.viewproxy.com/arec/2022/htype.asp. To register and use their 16-digit Control Number provided in the Notice to log in to the website, and beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. We would encourage shareholders to log in to this website and access the webcast at least 15 minutes before the meeting to ensure you are logged in when the meeting starts.

What constitutes a quorum?

To carry on the business of the meeting, we must have a quorum. This means at least a majority of the voting power of all of the outstanding shares of stock entitled to vote as of the record date must be represented at the meeting, either by proxy or by joining the virtual meeting. Shares of common stock owned by American Resources are not voted and do not count for this purpose.

Abstentions and proxies submitted by brokers that do not indicate a vote because they do not have discretionary authority and have not received instructions as to how to vote on a proposal (so-called “broker non-votes”) will be considered as present for quorum purposes.

What vote is required to approve the proposal to elect directors?

Under our bylaws, directors are elected by a plurality of the votes cast at the meeting. This means that the five directors who receive the most “for” votes are elected. Abstentions and broker non-votes will not affect the outcome of the vote. For additional information on the election of directors, see “Item 1: Election of Directors.”

Who conducts the proxy solicitation and how much will it cost?

American Resources is requesting your proxy for the annual shareholder meeting and will pay all the costs of requesting shareholder proxies. We can request proxies through the mail or by telephone, fax or Internet. We can use directors, officers and other employees of American Resources to request proxies. Directors, officers and other employees will not receive additional compensation for these services. We will reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy material to the beneficial owners of our common stock.

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ITEM 1: ELECTION OF DIRECTORS

Nominees for Directors

Each of our directors will be elected at this year’s meeting to a one-year term expiring at the Annual Meeting of Shareholders in 2023.

If any nominee becomes unavailable for election, the Board of Directors can name a substitute nominee, and proxies will be voted for the substitute nominee pursuant to discretionary authority.

Listed below are the biographies of each director nominee. The biographies include information regarding each individual’s service as a director of the Company, business experience, director positions at public companies held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director for the Company.

Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:

Name	Age	Position
Mark C Jensen	42	Chairman of the Board, Chief Executive Officer
Thomas M. Sauve	43	Director, President
Courtenay O. Taplin	70	Independent Director
Michael G. Layman	30	Independent Director
Gerardine G. Botte, PH.D.	50	Independent Director

MARK C. JENSEN

Board Chairman

Committee: Environmental, Health, and Safety Committee

Mr. Jensen has been an operator, investor and consultant in various natural resources and energy businesses. He has been highly involved in the navigation of numerous growth businesses to mature businesses, working as a managing member at T Squared Capital LLC since 2007, an investment firm focused on private equity styled investing in start-up businesses. Mr. Jensen has significant experience with major Wall Street firms such as Citigroup and graduated from the Kelley School of Business at Indiana University with a BS in Finance and International Studies with a focus on Business. He also studied in Sydney Australia through Boston University completing his International Studies degree with a focus on East Asian culture and business.

The Board nominated Mr. Jensen for his leadership, experience in finance and ability to lead mergers and acquisitions.  There are no arrangements or understandings between him and any other persons pursuant to which he was selected as an officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

THOMAS M. SAUVE

Committee: Environmental, Health, and Safety Committee

Mr. Sauve has been involved a number of energy related businesses. Prior he had been an investor and partner in various natural resources assets over the last seven years including coal mining operations and various oil and gas wells throughout Texas and the Appalachia region. Since 2007, Mr. Sauve also worked as a managing member at T Squared Capital LLC, an investment firm focused on private equity styled investing in start-up businesses.  Mr. Sauve received his bachelor’s degree in Economics, magna cum laude, from the University of Rochester, New York, with additional studies at the Simon Graduate School of Business.

The Board nominated Mr. Sauve for his experience in finance, mergers and acquisitions and resource management.  There are no arrangements or understandings between him and any other persons pursuant to which he was selected as an officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

COURTENAY O. TAPLIN

Independent Director Nominee

Committee: Audit

Mr. Taplin serves as Director of American Resources Corporation. He brings over 40 years of experience of sourcing and supplying iron ore, coke and metallurgical coal to the steel industry to assist American Resources with their supply chain, logistics, customers, overall corporate strategy. He has a vast knowledge of both the global and domestic marketplace where he works with both suppliers and consumers. Courtenay is currently Managing Director of Compass Point Resources, LLC which he founded in 2007. His prior experience includes Crown Coal & Coke Company and Pickands Mather & Company out of Cleveland, OH. Mr. Taplin attended Hobart College and received his degree from Case Western Reserve University

The Board nominated Mr. Taplin to serve as a director because of his experience and relationships in the raw materials and coking sector and his experience in managing growing businesses. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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MICHAEL G. LAYMAN

Independent Director Nominee

Committees: (1) Audit and (2) Compensation

Mr. Layman is a well-established financial industry executive with a track record for driving value and growth for both private and publicly traded companies. Mr. Layman currently serves as General Partner/CEO of Emerald Shoals Targeted Opportunities Fund LP, a hybrid growth fund backed by a network of ultra-high net worth individuals seeking novel opportunities to invest in high-growth catalyst driven companies. Prior to his current role at Emerald Shoals, Mr. Layman served at a large top-four brokerage house where he was co-owner of a private wealth management group where he was responsible for identifying attractive and undervalued investment opportunities. Additionally, he also aided in the development and implementation of various investment strategies based on differing types of needs from conservative to aggressive growth. Additionally, Mr. Layman previously worked for a private equity fund in New York where he established a strong network of relationships with research analysts and investment bankers at a number of Wall Street firms. Mr. Layman obtained his Bachelor of Arts degree in business from Otterbein University.

The Board nominated Mr. Layman to serve as a director because of his leadership in the finance industry and assisting companies with capital raising. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

GERARDINE G. BOTTE

Independent Director Nominee

Committees: (1) Audit and (2) Compensation

Dr. Botte has over 21 years of experience in the development of electrochemical processes and advanced water treatment. She has served in leadership roles for the Electrochemical Society and is currently the Chair of the Electrochemical Process Engineering and Technology Division of the International Society of Electrochemistry. Dr. Botte also serves as the Editor in Chief of the Journal of Applied Electrochemistry. In 2014, she was named a Fellow of the Electrochemical Society for her contributions and innovation in electrochemical processes and engineering. She became a Chapter Fellow of the National Academy of Inventors in 2012. In 2010, she was named a Fellow of the World Technology Network for her contributions on the development of sustainable and environmental technologies. Prior to Texas Tech, Dr. Botte was University Distinguished Professor and Russ Professor of Chemical and Biomolecular Engineering at Ohio University, the founder and Director of Ohio University’s Center for Electrochemical Engineering Research, and the founder and Director of the Consortium for Electrochemical Processes and Technology – an Industry University Cooperative Research Center. Her entrepreneurial spirit has led to the commercialization of various technologies and has founded and co-founded various companies to help achieve this goal.

The Board nominated Dr. Botte to serve as a director because of her thought leadership in the technical innovations of in carbon and rare earth elements. She has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K

The Board of Directors recommends a vote FOR the election of each of the nominees as directors.

ITEM 2: SELECTION OF BF BORGERS CPA PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

The Board of Directors has selected BF Borgers CPA PC (“BF Borgers CPA PC” or “BFB”), as our independent registered public accounting firm for the year ending December 31, 2022. A representative of BF Borgers CPA PC is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

Shareholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of BF Borgers CPA PC to the shareholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our shareholders’ best interests.

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The following table sets forth the aggregate fees billed by our independent registered accounting firm for the fiscal years ended December 31, 2021 and December 31, 2020. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described in the table below.

	2021	2020
Audit fees	$200,000	$180,000
Audit-related fees	$10,000	$10,000
Tax fees	-	-
All other fees	-	$–
Total Fees	$210,000	$190,000

Audit fees. Consist of fees billed for professional services rendered for the audit of the consolidated financial statements and review of the quarterly interim consolidated financial statements. These fees also include the review of registration statements and the delivery of consents in connection with registration statements.

Tax fees. Consists of fees paid to BFB related to the filings of Federal and State returns during the years ended December 31, 2020 and 2021.

All other fees. Consists of fees related to letters to underwriters in connection with certain registration statements for the years ended December 31, 2020 and 2021.

The Audit Committee of our Board of Directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and audit-related services provided by BFB in 2020 and 2019 consistent with the Audit Committee’s responsibility for engaging our independent auditors. The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with BFB maintaining its independence.

The Board of Directors recommends a vote FOR the selection of each of BF Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

CORPORATE GOVERNANCE

Criteria for Director Nominations

In assessing the qualifications of candidates for nomination as director, in addition to qualifications set forth in our bylaws, the Board considers whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the Board of Directors’ ability to manage and direct our affairs and business, including, when applicable, to enhance the ability of the committees of the Board of Directors to fulfill their duties.

Although the Board is willing to consider candidates recommended by our shareholders, it has not adopted a formal policy with regard to the consideration of any director candidates recommended by our shareholders. The Board believes that a formal policy is not necessary or appropriate because of the small size of the Board and because the current Board already has a diversity of business background and industry experience. Our Board will consider director candidates recommended by shareholders who are highly qualified in terms of business experience and both willing and expressly interested in serving on the Board.  Shareholders recommending candidates for consideration should send their recommendations to us at our principal executive offices (American Resources Corporation, 12115 Visionary Way, Suite 174, Fishers, Indiana 46038) in accordance with the procedures described in our amended and restated bylaws. The Board will consider recommendations for the 2022 Annual Meeting of Shareholders if they are received by the close of business on [  ].

Director Independence

The Board of Directors determined that Messrs. Taplin and Layman and Dr. Botte are independent within the meaning of the listing standards for general independence of the NASDAQ Global Select Market.

Under the listing standards, the Audit Committee is required to be composed solely of independent directors. The standards for audit committee membership include additional requirements under rules of the Securities and Exchange Commission (the “SEC”). The Board has determined that all of the members of the audit committee meet the applicable independence requirements.

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Code of Conduct and Financial Code of Ethics

Our Code of Conduct and Financial Code of Ethics provides general statements of our expectations regarding ethical standards that we expect our directors, officers and employees to adhere to while acting on our behalf. The Code of Conduct and Financial Code of Ethics are available on our Internet website, www.americanresourcescorp.com.

We intend to post on our website any amendments to, or waivers of, any provision of the Code of Conduct or Financial Code of Ethics to the extent applicable to our Chief Executive Officer, President, Chief Financial Officer or Chief Operating Officer or that relates to any element of the SEC’s definition of a “code of ethics.”

Conflicts of Interest and Related-Party Transactions

The Audit Committee will address and resolve any issues with respect to related-party transactions and conflicts of interest involving our senior officers, directors or other “related persons” under Item 404(a) of the SEC’s Regulation S-K and in accordance with our Related Persons Transactions Policy.

Our Code of Conduct provides that all directors, officers and other employees should avoid actual conflicts of interest as well as potential conflicts of interest, and our Financial Code of Conduct, applicable to our Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer and other senior financial officers, similarly obligates those employees to handle actual or apparent conflicts of interest between personal and professional relationships in an ethical manner. Any questionable situation is required to be disclosed to an employee’s direct supervisor or the Chief Compliance Officer, which is currently our Chief Financial Officer.

Pursuant to our Code of Conduct and our Related Persons Transactions Policy, the Board has delegated to the Audit Committee the responsibility for reviewing and resolving any issues with respect to related-party transactions and conflicts of interests involving senior officers or directors of the Company or other related persons under the applicable rules of the SEC. Our Code of Conduct requires that (i) each director and officer shall promptly disclose to the Chief Compliance Officer any potential conflicts of interest he (or a member of such person’s immediate family) may have with respect to any matter involving the Company and, if appropriate, recuse himself from any discussions or decisions on any of these matters, and (ii) the Chief Compliance Officer shall promptly advise the Audit Committee and the Chief Executive Officer of any potential conflicts of interest he or she may have with respect to any matter involving the Company and, if appropriate, recuse himself from any discussions or decisions on any of these matters.

In accordance with our Related Persons Transactions Policy, in determining whether to approve or ratify a related- party transaction, the Committee will take into account, among other factors it deems appropriate: (1) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, (2) the benefits to the Company and the related person, (3) the extent of the related person’s interest in the transaction, (4) the nature of the interest of the related person and (5) whether the transaction may involve a conflict of interest.

Policy with Respect to Hedging Transactions

We have not adopted any practice or policy regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. As such, our employees, officer, directors or their designees are generally permitted to engage in these transactions.

Board Leadership

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as our Board believes it is in our best interests to make that determination based on our position and direction and membership of the Board. Currently, the position of Chief Executive Officer and Chairman are held both by Mark C. Jensen.

The Board’s Role in Risk Oversight

The Board of Directors is actively involved in the oversight of risks that could impact American Resources, and risk oversight is the responsibility of the full Board. The Board has ultimate oversight responsibility for the Company’s system of enterprise risk management.

Throughout the year, the full Board (or the appropriate committee in the case of risks in areas for which responsibility has been delegated to a particular committee) participates in reviews with management of the Company’s risk management process, the major risks facing the Company and steps taken to mitigate those risks. The Board reviews include litigation and other legal matters, regulatory developments, budget and policy, and industry and economic developments. In addition, existing committees help the Board carry out its responsibility for risk oversight by focusing on specific key areas of risk:

•	the Audit Committee oversees the management of financial risks;

•	the Compensation Committee oversees the management of risks relating to our employee compensation plans and arrangements; and

•	the Environmental, Health and Safety Committee oversees the management of risks relating to our environmental, health and safety policies, programs and initiatives.

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Director Attendance

Last year, the Board met 17 times, and the standing committees met a total of 4 times. Each director attended 100% of the meetings (in person or by telephone) of the Board of Directors and each of the committees on which they served in 2021.

Board Organization and Committees

The Board oversees the management of the Company’s business and affairs. The Board appoints committees to help carry out its duties. The following table sets forth the standing committees of the Board and their members as of the date of this Proxy Statement, as well as the number of meetings each committee held during 2021:

Director	Audit Committee	Compensation Committee	Environmental, Health and Safety Committee
Courtenay O. Taplin	X
Michael G. Layman	X*	X*
Gerardine G. Botte	X	X
Mark C. Jensen			X
Thomas M. Sauve			X*
Number of Meetings Held in 2020	4	4	4

*  Indicates Chairperson

Audit Committee:

The primary responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibility for:

•	the integrity of the financial reports and other financial information provided by us to the public or any governmental body;
•	our compliance with legal and regulatory requirements;
•	our systems of internal controls over financial reporting;
•	the qualifications and independence of our independent auditors;
•	our auditing, accounting and financial reporting processes generally; and
•	the performance of such other functions as the Board may assign from time to time.

The Audit Committee has sole responsibility to appoint and, where appropriate, replace our independent auditors and to approve all audit engagement fees and terms. The Audit Committee’s report is on page 23.

The Board of Directors has determined that Mr. Layman is an audit committee financial expert within the meaning of the regulations of the SEC, and that each member of the Audit Committee is independent for purposes of serving on such committee under the Nasdaq listing standards and applicable federal law.

Compensation Committee:

The primary responsibilities of the Compensation Committee are to assist the Board in fulfilling its oversight responsibility for:

•	our executive and director compensation; and
•	the administration of our stock incentive plans.

The Board of Directors has determined that Mr. Layman meets the independence requirements applicable to the Compensation Committee under the Nasdaq rules. In addition, the Board determined that Mr. Layman is a “non-employee director” in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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Environmental, Health, and Safety Committee:

The primary responsibilities of the Environmental, Health and Safety Committee are to assist the Board in fulfilling its oversight responsibility for our environmental, health and safety policies, programs and initiatives.  The Board of Directors has selected Mr. Sauve as committee chair.

Executive Sessions of the Board

The small size of the Board and the relationship between management and non-employee directors put each director in a position to influence agendas, flow of information, and other matters. On occasion, the Board will hold separate meetings for independent directors without management present. These meetings generally will be held in conjunction with regularly scheduled meetings and at other times as requested by an independent director.

Determining Executive and Director Compensation

The Compensation Committee of the Board is responsible for determining executive and director compensation. For executive officers, the Compensation Committee receives and reviews reports and recommendations from the Chief Executive Officer and Chief Financial Officer regarding the performance and recommended compensation of the other executive officers of the Company, and the Compensation Committee recommends to the Board the annual compensation, including salary, bonus, incentive and equity compensation, for such officers. The Chief Executive Officer and Chief Financial Officer may be present during Compensation Committee discussions evaluating and setting the compensation levels of the Company’s executive officers other than themselves, but they may not vote on such deliberations.

Shareholder Communications with Directors

Interested parties who wish to make concerns known to the non-management directors may communicate directly with the non-management directors by making a submission in writing to “Board of Directors (independent members)” in care of our Corporate Secretary at the address indicated on the first page of this Proxy Statement. Aside from this procedure for communications with the non-management directors, the entire Board of Directors will receive communications in writing from shareholders. Any such communications should be addressed to the Board of Directors in care of the Corporate Secretary at the same address.

Website Availability of Documents

American Resources’ Annual Report on Form 10-K, the charters of the Audit Committee, Compensation Committee, and Environmental, Health and Safety Committee, the Code of Ethics and Financial Code of Conduct can be found on the Investor Relations section of our website at www.americanresourcescorp.com. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this Proxy Statement.

RELATED PARTY TRANSACTIONS

Transactions with Related Persons, Promoters and Certain Control Persons.

On June 12, 2015, the Company executed a consulting agreement with an entity with common ownership. During 2018 and 2017, the Company incurred fees totaling $0 and $0 relating to services rendered under this agreement. The amount outstanding and payable as of December 31, 2018 and 2017, was $0 and $17,840,615, respectively. The amount is due on demand and does not accrue interest. On May 25, 2018, the related party agreed to terminate the agreement and extinguish the entire $17,840,615 payable.

During 2015, equipment purchasing was paid by an affiliate resulting in a note payable. The balance of the note was $74,000 as of December 31, 2020 and 2019 respectively.

On January 1, 2016, the Company awarded stock options for 827,862 shares in exchange for consulting efforts to an entity with common ownership. 0 and 636,830 stock options were awarded to related parties during 2020 or 2019, respectively.

On April 30, 2017, the Company purchased $250,000 of secured debt that had been owed to that party, by an operating subsidiary of a related party. As a result of the transaction, the Company is now the creditor on the notes. The first note in the amount of $150,000 is dated March 13, 2013, carries an interest rate of 12% and was due on September 13, 2015. The second note in the amount of $100,000 is dated July 17, 2013, carries an interest rate of 12% and was due January 17, 2016. Both notes are in default and have been fully impaired due to collectability uncertainty as of December 31, 2020 and 2019, respectively.

During July 2017 and October 2018, an officer of the Company advanced $50,000 and $13,500, respectively, to the Company. The advance is non-secured, non-interest bearing and due on demand.

During December 2018, an officer of the Company advanced $5,000 to the Company. The advance is non-secured, non-interest bearing and due on demand.

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The Company, through its subsidiaries, leases property and mineral from a related entity, Land Resources & Royalties LLC. During the year ended December 31, 2020 and 2019, the Company incurred royalty expense in the amount of $232,208 and $330,060.29 to a related entity formally consolidated as a variable interest entity. As of December 31, 2020, and 2019, the Company owed the related entity a total of $679,146 and $737,981 for unpaid royalties and advances, respectively. From inception, October 24, 2016, through June 30, 2018, the accounts of Land Resources & Royalties LLC were consolidated with the company as a variable interest entity. Due to its ongoing review, on July 1, 2018 management determined that Land Resources & Royalties LLC no longer met the requirements of consolidation and the accounts were deconsolidated.

On October 13, 2020, the company paid $110,828.89 to settle past sales commission invoices. The sales broker is 50% owned by one of our directors.

On June 30, 2020 and on October 20, 2020, an investment fund controlled by one of our directors made investments in the Company’s convertible debt offering for a total of $1,250,000 as of December 31, 2020.

On November 23, 2020, American Rare Earth, entered into an operating agreement with one of our directors to form Advanced Carbon Materials, LLC. The agreement calls for the company to fund the Advanced Carbon Materials, LLC in the amount of $4,000 monthly for the purpose of procuring licenses to further advance the technologies in advanced carbon uses. As of December 31, 2020, no transaction between the companies had been made.

On February 13, 2020, the Company entered into a Contract Services Agreement with Land Betterment Corp, an entity controlled by certain members of the Company’s management who are also directors and shareholders. The contract terms state that service costs are passed through to the Company with a 10% mark-up and a 50% share of cost savings. The agreement covers services across all of the Company’s properties. During 2020, the amount incurred under the agreement amounted to $1,547,671 and the amount paid amounted to $1,547,671. As of December 31, 2020, the amount due under the agreement amounted to $355,899.32.

On June 11, 2020 the Company purchased $1,494,570 of secured debt included accrued interest that had been owed to that party, by an operating subsidiary of a related party. As a result of the transaction, the Company is now the creditor on the four notes. The first note in the amount of $75,000 is dated June 28, 2013, carries an interest rate of 12% and was due on June 28, 2015. The second note in the amount of $150,000 is dated June 28, 2013, carries an interest rate of 12% and was due June 28, 2015. The third note in the amount of $199,500 is dated March 18, 2014, carries an interest rate of 4% and was due on March 18, 2016. The fourth note in the amount of $465,500 is dated March 18, 2014, carries an interest rate of 4% and was due on March 18, 2016. The notes are in default and have been fully impaired due to collectability uncertainty.

On January 1, 2021, the Company purchased $250,000 of secured debt including accrued interest that has been owed to that party, by an operating subsidiary of a related party. As a result of the transaction, the Company is now the creditor on the note. The note is in default and has been fully impaired due to collectability uncertainty.

DIRECTOR COMPENSATION

The Compensation Committee of the Board oversees fee levels and other elements of compensation for American Resources’ directors.

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Director Compensation Table

The table below and the narrative in the footnote provide compensation amounts for our non-employee directors for 2020 and 2021 as well as additional material information in connection with such amounts.

(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name and principal position		Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Mark C. Jensen (1)	2021	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2020	-0-	-0-	41,000	-0-	-0-	-0-	41,000

Thomas M. Sauve (2)	2021	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2020	-0-	-0-	41,000	-0-	-0-	-0-	41,000

Courtenay O. Taplin (3)	2021	-0-	-0-	199,500	-0-	-0-	-0-	199,500
	2020	-0-	-0-	161,450	-0-	-0-	-0-	161,450

Michael Layman (4)	2021	-0-	-0-	332,500	-0-	-0-	-0-	332,500
	2020	-0-	-0-	93,500	-0-	-0-	-0-	93,500

Dr. Gerardine Botte (5)	2021	-0-	-0-	266,000	-0-	-0-	-0-	266,000
	2020	-0-	-0-	41,000	-0-	-0-	-0-	41,000

(1)

For services rendered on the board of directors, Mr. Jensen was issued 25,000 options which vest immediately on October 1, 2020. The Option Award to Directors in Column (d) of $41,000 represents the amortized book value of warrants priced using the Black-Scholes Option Pricing Model, and does not represent the actual cash value of the warrants to the warrant holder.  During 2021, 300,000 of options were issued to Mr. Jensen for his service on the board and as serving as chairman.  The value of the options have been included in the officer compensation table.

(2)

For services rendered on the board of directors, Mr. Sauve was issued 25,000 options which vest immediately on October 1, 2020. The Option Award to Directors in Column (d) of $41,000 represents the amortized book value of warrants priced using the Black-Scholes Option Pricing Model, and does not represent the actual cash value of the warrants to the warrant holder.  During 2021, 150,000 of options were issued to Mr. Sauve for his service on the board.  The value of the options have been included in the officer compensation table.

(3)

Mr. Taplin was appointed as a director on November 15, 2018. In 2018, Mr. Taplin was awarded 15,000 options for services rendered as a director. The options to Mr. Taplin vest equally over the course of three years. In 2020, Mr. Taplin was awarded 25,000 options which vest immediately. The Option Award to Directors in Column (d) of $161,450 represents the amortized book value of warrants priced using the Black-Scholes Option Pricing Model, and does not represent the actual cash value of the warrants to the warrant holder.    During 2021, 150,000 options were issued to Mr. Taplin for his service on the board.

(4)

Mr. Layman was appointed as a director on July 16, 2020. In 2020, Mr. Layman was awarded 75,000 options for services rendered as a director. The options to Mr. Layman immediately. The Option Award to Directors in Column (d) of $93,500 represents the amortized book value of warrants valued using the Black-Scholes Option Pricing Model, and does not represent the actual cash value of the warrants to the warrant holder.  During 2021, 250,000 options were issued to Mr. Layman for his service on the board and as chairs of the Audit Committee and Compensation Committee.

(5)

Dr. Botte was appointed as a director on November 23, 2020. Ms. Botte was awarded 25,000 options for her services on the board. The options vest immediately. The Option Award to Directors in Column (d) of $41,000 represents the amortized book value of warrants priced using the Black-Scholes Option Pricing Model, and does not represent the actual cash value of the warrants to the warrant holder. During 2021, 200,000 options were issued to Dr. Botte for her service on the board.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

There are no understandings or agreements regarding compensation our management will receive after a business combination that is required to be included in this table, or otherwise.

STOCK OWNERSHIP

The following table shows stock ownership of (a) each person who is known to us to own beneficially more than 5% of American Resources’ common stock, based solely on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Exchange Act, and (b) each director or nominee for director, the Chief Executive Officer, President, the Chief Financial Officer, the other executive officers for whom we are providing detailed compensation information under “Executive Compensation Tables” and our executive officers and directors as a group. Information for the executive officers and directors is given as of December 31, 2021 except as otherwise indicated. As of December 31, 2021, the Company had 61,741,391 shares of common stock issued, outstanding, and eligible to vote. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and, except as otherwise indicated, the respective holders have sole voting and investment powers over such shares.

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All information with respect to beneficial ownership has been furnished by the respective 5% or more stockholders, directors or Named Executive Officers (as defined below), as the case may be. Unless otherwise noted, the mailing address of each listed beneficial owner is c/o American Resources Corporation, 12115 Visionary Way, Suite 174, Fishers, Indiana 46038.

Name of Beneficial Owner	Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(2)

Directors and Named Executive Officers:
Mark C. Jensen, Chief Executive Officer, Director(4)	5,237,160	8.48%
Thomas M. Sauve, President, Director(5)	4,455,646	7.22%
Kirk P. Taylor, Chief Financial Officer	1,620,383	2.54%
Tarlis R. Thompson, Chief Operating Officer	163,170	0.26%
All Directors and Officers as a Group (4 persons)	11,476,359	18.50%

Five Percent Shareholders:
	-	-

All Directors, Officers and 5% Holders as a Group (5 persons)	11,476,359	18.50%

(1)

A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from December 31, 2021, upon exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised;

(2)	Based on 0 shares of Series A Convertible Preferred Stock outstanding as of December 31, 2021;

(3)	Based on 61,741,391 Class A Common Stock outstanding as of December 31, 2021. These percentages have been rounded for convenience;

(4)	Mr. Jensen beneficially owns 92,264 shares of our Class A Common Stock through his equity ownership in T Squared Capital LLC, which shares are included in the table above.

(5)	Mr. Sauve beneficially owns 61,509 shares of our Class A Common Stock through his equity ownership in T Squared Capital LLC, which shares are included in the table above.

EXECUTIVE OFFICERS

Name	Age	Position
Mark C. Jensen	42	Chief Executive Officer and Chairman of the Board
Thomas M. Sauve	43	President and Director
Kirk P. Taylor	42	Chief Financial Officer
Tarlis R. Thompson	39	Chief Operating Officer

Biographical information for Messrs. Jensen and Sauve is set forth in this Proxy Statement under the heading “Item 1: Election of Directors.”

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Kirk P. Taylor, CPA. Mr. Taylor conducts all tax and financial accounting roles of the organization, and has substantial experience in tax credit analysis and financial structure. Mr. Taylor’s main focus over his 13 years in public accounting had been the auditing, tax compliance, financial modeling and reporting on complex real estate and business transactions utilizing numerous federal and state tax credit and incentive programs. Prior to joining American Resources Corporation, he was Chief Financial Officer of Quest Energy, Inc., ARC’s wholly-owned subsidiary. Prior to joining Quest Energy in 2015, he was a Manager at K.B. Parrish & Co. LLP where he worked since 2014. Prior to that, he worked at Katz Sapper Miller since 2012 as Manager. In addition, Mr. Taylor is an instructor for the CPA examination and has spoken at several training and industry conferences. He received a BS in Accounting and a BS in Finance from the Kelley School of Business at Indiana University, Bloomington Indiana and is currently completing his Master of Business Administration from the University of Saint Francis at Fort Wayne, Indiana. Mr. Taylor serves his community in various ways including as the board treasurer for a community development corporation in Indianapolis, Indiana. Mr. Taylor does not have any family relationships with any of the Company’s directors or executive officers. There are no arrangements or understandings between Mr. Taylor and any other persons pursuant to which he was selected as an officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Tarlis R. Thompson.  Mr. Thompson overseas all operations at American Resources’ Central Appalachian subsidiaries, which includes McCoy Elkhorn, Deane Mining, and Knott County Coal. In this role, Mr. Thompson manages the activities at the company’s various coal processing facilities and loadout, coordinates coal production at the company’s various mines, manages environmental compliance and reclamation, and is responsible for coal quality control and shipments to customers. Mr. Thompson graduated from Millard High School in Kentucky in 2001 and subsequently worked for Commercial Testing and Engineering, working underground, performing surveying services and coal sampling. In 2002 he joined SGS Minerals, working as a Quality Control Manager. Shortly thereafter, he joined Massey Energy, working as logistics manager for coal shipments via truck and train, as well as a coal quality manager, working under Jim Slater and Mike Smith. After several years at Massey, Mr. Thompson joined Central Appalachian Mining (CAM), in charge of lab analysis and environmental compliance at CAM’s various processing plants and loadouts. Tarlis graduated from Millard High School and has additional courses in Mining Engineering from Virginia Tech (Training), Business Administration Management from National College in Pikeville, and LECO Certified Course from West Virginia Training Institute. Mr. Thompson does not have any family relationships with any of the Company’s directors or executive officers. There are no arrangements or understandings between Mr. Thompson and any other persons pursuant to which he was selected as an officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

EXECUTIVE COMPENSATION TABLES

As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended. These rules require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. These officers are referred to as our “Named Executive Officers”. The following tables show compensation information (in US dollars) for our Named Executive Officers for the two-year period ended December 31, 2021.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(I)	(j)
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All other Compensation ($)	Total ($)

Mark C. Jensen, (1) CEO	2021	250,000	-0-	-0-	643,500	-0-	-0-	-	893,500
	2020	250,000	-0-	-0-	100,000	-0-	-0-	24,187	374,187

Thomas M. Sauve, (2) President	2021	200,000	-0-	-0-	365,750	-0-	-0-	2,865	568,615
	2020	200,000	-0-	-0-	57,730	-0-	-0-	29,197	286,927

Kirk P. Taylor, (3) CFO	2021	200,000	-0-	-0-	143,000	-0-	-0-	4,973	347,973
	2020	200,000	-0-	-0-	57,730	-0-	-0-	25,836	181,467

Tarlis R Thompson, (4) COO	2021	175,000	-0-	-0-	266,000	-0-	-0-	-0-	441,000
	2020	175,000	-0-	-0-	435,000	-0-	-0-	-0-	610,000

Narrative Disclosure to the Summary Compensation Table

For 2021, the principal elements of compensation provided to the Named Executive Officers were base salaries and option awards granted under our 2018 Stock Option Plan.

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Base salaries for our Named Executive Officers during 2021 were generally set at levels deemed by the Board of Directors as necessary to attract and retain qualified individuals with superior talent commensurate with their relative expertise and prior experience. When establishing the base compensation for our Named Executive Officers during 2021, the Board of Directors specifically considered our stage of development at that time as well as each of our Named Executive Officers’ duties and responsibilities.

(1)

During 2017 salary in the amount of $32,000 was accrued and unpaid during 2017 and 2018. During 2019, $15,550 was repaid leaving an unpaid balance of $16,450. On January 2, 2018, the Company entered into an employment agreement with Mr. Jensen, at an annual salary rate of $156,000 which expired on December 31, 2019. On October 1, 2020, the Company entered into an employment agreement with Mr. Jensen increasing base pay to $250,000 and carrying certain performance bonuses which would be awarded by the board of directors. 60,976 options were issued under the new contract and vest immediately. 25,000 Options issued on January 28, 2021 and 450,000 Options were issued on December 13, 2021.  $643,500 represents Black-Scholes Option Pricing Model.  No bonus was awarded during 2020 and 2021. During 2020, other compensation totaling $24,187 included $16,450 of retroactive pay.

(2)

During 2017 salary in the amount of $32,000 was accrued and unpaid during 2017 and 2018. During 2019, $12,672 was repaid leaving an unpaid balance of $19,328. On January 2, 2018, the Company entered into an employment agreement with Mr. Sauve, at an annual salary rate of $156,000, which expired on December 31, 2019. On October 1, 2020, the Company entered into an employment agreement with Mr. Sauve increasing base pay to $200,000 and carrying certain performance bonuses which would be awarded by the board of directors.49,342 options were issued under the new contract and vest immediately. 25,000 Options issued on January 28, 2021 and 275,000 Options were issued on December 13, 2021.  $365,750 represents Black-Scholes Option Pricing Model.  No bonus was awarded during 2020 and 2021. During 2021, other compensation included $2,865 health insurance reimbursement. During 2020, other compensation totaling $29,197 included $3,051 health insurance reimbursement and $19,328 of retroactive pay.

(3)

During 2017 salary in the amount of $21,487 was accrued and unpaid during 2017 and 2018. During 2019, $13,109 was repaid leaving an unpaid balance of $8,378. On January 2, 2018, the Company entered into an employment agreement with Mr. Taylor, at an annual rate of $156,000, which expired on December 31, 2019. On October 1, 2020, the Company entered into an employment agreement with Mr. Taylor increasing base pay to $200,000 and carrying certain performance bonuses which would be awarded by the board of directors. 49,342 options were issued under the new contract and vest immediately. 25,000 Options issued on January 28, 2021 and 100,000 Options were issued on December 13, 2021.  $143,000 represents Black-Scholes Option Pricing Model.  No bonus was awarded during 2020 and 2021. During 2021, other compensation totaling included $4,973 health insurance reimbursement. During 2020, other compensation totaling $25,836 included $13,639.60 health insurance reimbursement and $8,378 of retroactive pay.

(4)

There is no employment agreement in place for Mr. Thompson. In 2019, Mr. Thompson was awarded 75,000 options as part of the company’s 2018 stock option plan. The options to Mr. Thompson vest equally over the course of three years, and as of December 31, 2019, one third of the options have vested. In 2020, Mr. Thompson was awarded 500,000 options which vest over 7 years200,000 Options were issued on December 13, 2021.  $266,000 represents Black-Scholes Option Pricing Model.

The Company believes that the stock awards are an appropriate reward for the Company’s continued growth and expansion and further align the interests of named executives with the long-term interests of the Company’s stockholders.

Outstanding Equity Awards at Fiscal Year-End 2021

The following list provides information regarding the outstanding equity awards held by our Named Executive Officers as of December 31, 2020. The closing stock price on the NASDAQ Global Select Market on December 30, 2021 was $1.85.

The following equity awards, including, options, restricted stock or other equity incentives from the Company to current officers are as follows:

- Chief Executive Officer:

•	November 23, 2020 to purchase up to 85,976 shares of our Company at $1.64 per share. Those options vest upon issuance.
•	February 3, 2021 to purchase up to 25,000 shares of our Company at $2.56 per share. Those options vest upon issuance.
•	December 13, 2021 to purchase up to 450,000 shares of our Company at $1.74 per share. Those options vest over 9 years.

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- President:

•	November 23, 2020 to purchase up to 70,732 shares of our Company at $1.64 per share. Those options vest upon issuance.
•	February 3, 2021 to purchase up to 25,000 shares of our Company at $2.56 per share. Those options vest upon issuance.
•	December 13, 2021 to purchase up to 275,000 shares of our Company at $1.74 per share. Those options vest over 7 years.

- Chief Financial Officer:

•	November 23, 2020 to purchase up to 45,732 shares of our Company at $1.64 per share. Those options vest upon issuance.
•	February 3, 2021 to purchase up to 25,000 shares of our Company at $2.56 per share. Those options vest upon issuance.
•	December 13, 2021 to purchase up to 100,000 shares of our Company at $1.74 per share. Those options vest over 7 years.

- Chief Operating Officer, who was issued options under our Employee Incentive Stock Option Plan on

•	June 18, 2020 to purchase up to 500,000 shares of our Company at $1.13 per share
•	June 5, 2019 to purchase up to 75,000 shares of our Company at $2.63 per share
•	September 12, 2018 to purchase up to 136,830 shares of our Company at $1.00 per share. Those options vest equally over the course of three years.
•	December 13, 2021 to purchase up to 200,000 shares of our Company at $1.74 per share. Those options vest over 7 years.

Potential Payments upon Change in Control or Termination

If during the term of the contract, there is a change in control event involving the Company, the contract shall stay in force with the surviving operating entity or have the Executive’s option of being bought out for 100% of base salary plus any earned and accrued bonuses.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibility for independent oversight of the quality and integrity of the accounting, auditing and financial reporting practices of American Resources. The Audit Committee is responsible for the appointment, compensation, retention, oversight and evaluation of the independent external audit firm retained to audit American Resources’ financial statements. Further description of the Audit Committee’s responsibilities is provided in the Audit Committee Charter available at www.americanresourcescorp.com.

The Audit Committee is composed of four directors, each of whom is independent as defined by the NASDAQ Global Select Market listing standards. The relevant experience and qualifications of the directors are set forth in director biographies included in this Proxy Statement. After reviewing qualifications and evaluating independence and past performance, the Audit Committee retained the registered accounting firm of BF Borgers CPA PC as the Company’s independent auditor (the “Independent Auditor”).

In discharging its oversight responsibility as to the audit process, the Audit Committee (a) obtained from the independent auditor a formal written statement describing all relationships between the Independent Auditor and its representatives and American Resources that might reasonably be thought to bear on the auditor’s independence consistent with applicable Public Company Accounting Oversight Board (PCAOB) requirements and (b) discussed with the Independent Auditor any relationships that may impact the objectivity and independence of the Independent Auditor. The Audit Committee reviewed with the independent auditor the audit plans, audit scope and identification of audit risks. The Audit Committee discussed and reviewed with the Independent Auditor all communications and other matters required to be discussed by the applicable requirements of the PCOAB and the Securities and Exchange Commission (SEC), including those described in PCAOB Auditing Standard No. 16, as amended (Communication with Audit Committees).

The Audit Committee established a practice to meet at least once per year with the Compensation Committee and the Environment and Health and Safety Committee, currently charged with oversight of management’s response to the risks related to the Coronavirus and cyber security, to review the material issues before these Committee’s and the practices of the Committees in responding thereto, particularly as they relate to enterprise risk.

Management has the responsibility for the preparation of American Resources’ financial statements and for its internal controls and has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The independent auditor has the responsibility for the examination of those statements and the related audit of internal control over financial reporting. During 2020, the Audit Committee met 4 times with management and the independent auditor, including meetings to discuss the interim financial information contained in each quarterly earnings announcement prior to public release. The Audit Committee reviewed and discussed the audited financial statements of American Resources as of and for the fiscal year ended December 31, 2020, separately and together with management and the Independent Auditor. The Audit Committee also reviewed and discussed, separately and together with management and the independent auditor, management’s report on internal control over financial reporting and the independent auditor’s examination of and report on the quality and adequacy of American Resources’ internal financial controls and reporting and the testing of those controls.

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Based on the above-mentioned review and discussions with management and the independent auditor, the Audit Committee recommended to the Board that American Resources’ audited financial statements for the fiscal year ended December 31, 2020, be included in its Annual Report on Form 10-K for filing with the SEC.

Michael G. Layman, Chairman Gerardine Botte Courtenay Taplin

PRINCIPAL ACCOUNTING FIRM FEES

The Audit Committee of the Board has appointed BF Borgers CPA PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.  Prior to that, the Audit Committee of the Board has appointed MaloneBailey, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019 and incurred audit-related fees from MaloneBailey, LLP during fiscal 2020.

The Company does not expect that representatives of either BF Borgers CPA PC will be present at the Annual Meeting.

Aggregate fees related to services provided to American Resources for the fiscal years ended December 31, 2021 and 2020 by the Company’s principal accounting firm, BF Borgers CPA PC and MaloneBailey, LLP, respectively, are set forth below.

	Year Ended December 31
	2021	2020
Audit Fees - BF Borgers CPA PC	$200,000	$180,000
Audit-Related Fees - BF Borgers CPA PC	10,000	$10,000
Audit Fees - MaloneBailey, LLP	0	0
Audit-Related Fees - MaloneBailey, LLP	0	35,000
Tax Fees	0	0
Other Fees	0	0

Audit Committee Policies and Procedures for Preapproval of Audit and Non-Audit Services

The Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided our independent registered public accounting firm.  The policy requires that all services our independent registered public accounting firm provides to us be pre-approved by the Audit Committee. The Audit Committee approved all services provided by BF Borgers CPA PC during 2021.

During 2021, no preapproval requirements were waived for services included in the Audit-related fees caption of the fee table above pursuant to the limited waiver provisions in applicable rules of the SEC.

GENERAL INFORMATION

In accordance with the SEC’s “notice and access” model, we are providing our Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 to you online with paper copies available, free of charge, upon request. On or about [  ], we will begin mailing a Notice of Internet Availability of Proxy Materials detailing how to access the proxy materials electronically and how to submit your proxy via the Internet. The Notice of Internet Availability of Proxy Materials also provides instructions on how to request and obtain paper copies of the proxy materials and proxy card or voting instruction form, as applicable.

The Proxy Statement and proxy card are being furnished at the direction of the Board of Directors. We will pay all solicitation costs. We will reimburse brokerage firms, nominees, fiduciaries, custodians, and other agents for their expenses in distributing proxy material to the beneficial owners of our common stock. In addition, certain of our directors, officers and employees may solicit proxies by telephone and personal contact.

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The Board of Directors does not intend to bring any other matters before the meeting and has not been informed that any other matters are to be properly presented to the meeting by others. If other business is properly raised, your proxy card authorizes the people named as proxies to vote as they think best.

Shareholder Proposals for 2023 Annual Meeting

Any shareholder who intends to present a proposal at the 2023 Annual Meeting of Shareholders and who requests inclusion of the proposal in American Resources’ Proxy Statement and form of proxy in accordance with SEC Rule 14a-8 must file such proposal with us at our principal executive offices (American Resources Corporation, 12115 Visionary Way, Suite 174, Fishers, Indiana 46038) no later than the close of business on December 30, 2022. In the event the date of the 2023 Annual Meeting of Shareholders is more than 30 days before or after June [ ], 2022, any nominations or proposals must be delivered to, or mailed and received at our principal executive offices not earlier than the 120th day before the date of the 2022 Annual Meeting of Shareholders and not later than the later of the 90th day prior to the 2023 Annual Meeting Shareholders or the close of business on the 10th day following the day on which the first public disclosure of the date of the 2023 Annual Meeting of Shareholders was made.

Householding of Annual Meeting Materials

The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability or a single copy of proxy materials to multiple shareholders sharing an address unless a company has received contrary instructions from one or more of the shareholders at that address. This means that only one copy of the Annual Report, this Proxy Statement and notice may have been sent to multiple shareholders in your household. If you would prefer to receive separate copies of the Notice of Internet Availability and/or Proxy Statement either now or in the future, please contact our Secretary either by calling (317) 855-9926 or by mailing a request to Attn: Secretary, 12115 Visionary Way, Suite 174, Fishers, Indiana 46038. Upon written or oral request to the Secretary, we will promptly provide a separate copy of the Annual Report and this Proxy Statement and notice. In addition, shareholders at a shared address who receive multiple Notices of Internet Availability or multiple copies of Proxy Statements may request to receive a single Notice of Internet Availability or a single copy of Proxy Statements in the future in the same manner as described above.

Annual Report to Shareholders

The Annual Report to Shareholders, which includes a copy of our Annual Report on Form 10-K containing our consolidated financial statements for the year ended December 31, 2021, accompanies the proxy material being mailed to all shareholders. The Annual Report is not part of the proxy solicitation material.

By Order of the Board of Directors,

Mark C. Jensen

Chairman of the Board & Chief Executive Officer

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2021 Proxy Statement

PROXY

AMERICAN RESOURCES CORPORATION

Annual Meeting of Stockholders
June 28, 2022 at 10:30 AM EDT

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Gregory Q. Jensen, General Counsel or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of American Resources Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:30 AM EDT on June 28, 2022 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://viewproxy.com/AREC/2022/htype.asp by 11:59 PM EDT on June 25, 2022. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the sections titled "Voting Information - Attending the Annual Meeting Virtually" and "Voting Information - Voting at the Annual Meeting Virtually".

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(Continued and to be marked, dated and signed on other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at
http://viewproxy.com/AREC/2022

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2021 Proxy Statement

Please mark your votes like this ☒

The Board of Directors recommends that you vote FOR each of the following Director nominees:

1a.	Mark C Jensen	FOR ☐	AGAINST ☐	ABSTAIN ☐
1b.	Thomas M. Sauve	FOR ☐	AGAINST ☐	ABSTAIN ☐
1c.	Courtenay O. Taplin	FOR ☐	AGAINST ☐	ABSTAIN ☐
1d.	Michael G. Layman	FOR ☐	AGAINST ☐	ABSTAIN ☐
1e.	Gerardine G. Botte	FOR ☐	AGAINST ☐	ABSTAIN ☐

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

VIRTUAL CONTROL NUMBER

The Board of Directors recommends that you vote FOR the following proposal:

2. To ratify the selection of Borgers CPA PC as our independent registered public accounting firm for the fiscal 2022.

FOR ☐ AGAINST ☐ ABSTAIN ☐

NOTE: Such other business that may properly come before the meeting.

Date ______________________

Signature ______________________

Signature (Joint Owners) ______________________

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

VIRTUAL CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone, or when voting during the Virtual Annual Meeting

INTERNET

Vote Your Proxy on the Internet:
Go to www.FCRvote.com/AREC

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 (866) 402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

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